UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – September 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam California Tax Exempt Income Fund

Annual report
9 | 30 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 22

Message from the Trustees

November 9, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates to contain price pressures, an effort that may continue into 2023. At the same time, we are encouraged by recent economic data that suggests inflation rates are improving.

While this challenging environment is a test of patience, you can be confident that Putnam portfolio managers are actively working for you. As the prices of many stocks and bonds move lower, our teams are researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam California Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 California Tax Exempt Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 9/30/22. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2021 (July 2022). Most recent data available.

California Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/22. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Paul, how did municipal bonds perform during the 12-month period ended September 30, 2022?

Despite their healthy credit fundamentals, municipal bonds succumbed to market pressures during the second half of the period. Municipal bond prices fell and yields rose as the markets began pricing in a faster pace of monetary policy normalization to address soaring inflation. Geopolitical tensions also weighed on investor sentiment. As investors sought cash, municipal bond funds sold holdings to generate liquidity to meet redemptions. The municipal fund category experienced record outflows during the nine months from January 2022 through September 2022 to the tune of nearly $91 billion. This exerted further downward pressure on prices, resulting in increasingly difficult market technicals [supply/demand dynamics] for the asset class.

The Federal Reserve faced the difficult task of calibrating monetary policy to achieve its price stability goals while seeking to avoid a painful, protracted recession to the extent possible. From March to September, Fed policymakers raised the federal funds benchmark rate five times. With inflation running more than four

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 California Tax Exempt Income Fund

times higher than the Fed’s target inflation rate of 2%, the hikes included unusually large 0.75% increases in June, July, and September. The magnitude of these rate hikes, along with announcements from other key central banks, heightened worries about whether policy-makers could cool inflation without tipping economies into recession.

By period-end, the Fed’s short-term benchmark rate had risen from a range of 0.00%–0.25% to 3.00%–3.25%. At its September meeting, the Fed affirmed that ongoing interest-rate increases were appropriate and forecasted its target rate range to be 4.25%–4.50% by the end of 2022. It also lowered its U.S. growth forecast for 2022, 2023, and 2024.

For the 12 months ended September 30, 2022, the Bloomberg Municipal Bond Index [the fund’s benchmark] returned –11.50%, outperforming the broader U.S. fixed income markets, as measured by the Bloomberg U.S. Aggregate Bond Index. Short- and intermediate-term municipal bonds outperformed longer-term cohorts. From a credit perspective, investment-grade municipal bonds held up better than higher-yielding, lower-rated bonds in the risk-off environment.

How did the fund perform during the reporting period?

For the 12 months ended September 30, 2022, the fund underperformed its benchmark and the median return of its Lipper peer group, California Municipal Debt Funds. [Median is the midpoint in a series of values laid out in numerical order.]

What strategies or holdings influenced the fund’s performance during the reporting period?

With the significant sell-off in fixed income in early 2022, we believed municipal bonds had become more attractive. We extended the portfolio’s duration, a measure of the fund’s interest-rate sensitivity. At period-end, the fund’s duration was slightly long relative to the average level of its Lipper peer group. We believe this positioning may help the fund outperform if the year-to-date rise in bond yields reverses course.

At period-end, the fund held an overweight exposure to bonds rated A and BBB relative to the benchmark. We have become more cautious on lower-rated municipal bonds due to our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth in 2023. Thus, the fund was neutrally positioned in high-yield bonds relative to its Lipper peers at period-end. We are instead favoring higher-rated investments. Investment-grade securities tend to outperform higher-yielding, lower-rated bonds during economic slowdowns. While credit spreads widened over the period, creating attractive buying opportunities, they were not excessively wide versus previous recessionary periods, in our view.

From a sector- or industry-positioning perspective, we favored charter school, continuing-care retirement community, and essential-service revenue bonds compared with the fund’s Lipper peer group.

The fund remained underweight in its exposure to Puerto Rico municipal debt relative to its Lipper peer group. However, we have become somewhat more optimistic about the U.S. territory’s credit fundamentals. In March 2022, Puerto Rico ended its nearly five-year bankruptcy with a plan to restructure its debt, resume payments to bondholders, and restore its public pension system. We continue to monitor Puerto Rico debt for potential investment opportunities.

California Tax Exempt Income Fund 7

How did you use derivatives during the period?

We utilized U.S. Treasury futures for hedging municipal bond term structure risk and yield curve positioning.

What is your current assessment of the health of California’s municipal bond market?

Due to a combination of tax revenue outperformance during the pandemic, generous federal aid to state and local governments, and prudent fiscal practices adopted after the 2007–2008 Great Recession, California is in a strong fiscal position, in our view. The state ended its fiscal year on June 30, 2022, with nearly $50 billion in general fund reserves. This is equivalent to roughly 20% of the state’s annual budget.

In May 2022, California’s long-term forecast projected a balanced budget through fiscal year 2026 after allocating surplus funds toward retiree health care benefits and early repayment of liabilities, including additional payments toward pension liabilities. Given California’s fiscal strength and its vibrant and diverse economy, we believe the state is well positioned to withstand a cycle of weaker revenues driven by stock market losses and economic headwinds due to high inflation and rising interest rates.

What is your outlook as we approach the end of 2022?

Municipal bonds are coming off a difficult three quarters. Negative returns, market volatility, and weak supply/demand technicals contributed to record municipal bond fund outflows. However, we see room for optimism. Credit fundamentals are strong and valuations are attractive, in our view.

In November 2022, after the close of the reporting period, the Fed announced its fourth consecutive interest-rate increase of 0.75%. In a post-meeting statement, Fed Chair Jerome Powell stated that it was “premature” to expect a pause on interest-rate hikes. The Fed’s next policy meeting is scheduled for December 2022. Investors will be closely following economic data to parse the Fed’s likely path.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

We expect volatility and uncertainty to remain elevated in the near term as stubbornly high inflation, a hawkish Fed, a heightened risk of recession, and the war in Ukraine continue to put pressure on the global landscape and heightened interest-rate volatility. While we believe U.S. inflation has peaked, we also believe interest-rate volatility is likely to remain as the Fed navigates market conditions. Meanwhile, the increased income from higher yields can help provide a cushion against negative returns and rising interest rates, in our view. Future returns look more promising for longer-term investors, in our opinion.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

California Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (4/29/83)
Before sales charge	5.50%	1.73%	0.22%	–2.64%	–13.92%
After sales charge	5.39	1.32	–0.59	–3.96	–17.37
Class B (1/4/93)
Before CDSC	5.32	1.21	–0.37	–3.20	–14.35
After CDSC	5.32	1.21	–0.72	–4.08	–18.48
Class C (7/26/99)
Before CDSC	5.32	1.09	–0.54	–3.36	–14.58
After CDSC	5.32	1.09	–0.54	–3.36	–15.41
Class R6 (5/22/18)
Net asset value	5.59	1.96	0.47	–2.39	–13.65
Class Y (1/2/08)
Net asset value	5.59	1.97	0.48	–2.35	–13.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

10 California Tax Exempt Income Fund

Comparative annualized index returns For periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg Municipal
Bond Index	5.87%	1.79%	0.59%	–1.85%	–11.50%
Lipper California Municipal
Debt Funds category median*	5.50	1.80	0.08	–2.75	–13.65

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/22, there were 122, 118, 109, 82, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,275 and $11,146, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $12,147 and $12,155, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

California Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 9/30/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.181790		$0.134726	$0.124391	$0.200929	$0.201560
Capital gains[2]	—		—	—	—	—
Long-term gains	0.117497		0.117497	0.117497	0.117497	0.117497
Short-term gains	0.032922		0.032922	0.032922	0.032922	0.032922
Total	$0.332210		$0.285145	$0.274811	$0.351349	$0.351979
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
9/30/21	$8.29	$8.64	$8.28	$8.35	$8.32	$8.32
9/30/22	6.84	7.13	6.84	6.89	6.87	6.87
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.85%	2.73%	2.23%	2.07%	3.09%	3.10%
Taxable equivalent[4]	6.21	5.95	4.86	4.51	6.73	6.75
Current 30-day
SEC yield[5]	N/A	3.33	2.86	2.70	3.74	3.73
Taxable equivalent[4]	N/A	7.25	6.23	5.88	8.15	8.13

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 California Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/21	0.76%	1.36%	1.51%	0.52%	0.51%
Annualized expense ratio for the six-month
period ended 9/30/22*	0.84%	1.44%	1.59%	0.59%	0.59%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/22 to 9/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.03	$6.91	$7.62	$2.83	$2.84
Ending value (after expenses)	$914.60	$912.90	$911.70	$916.10	$917.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

California Tax Exempt Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/22, use the following calculation method. To find the value of your investment on 4/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.26	$7.28	$8.04	$2.99	$2.99
Ending value (after expenses)	$1,020.86	$1,017.85	$1,017.10	$1,022.11	$1,022.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

14 California Tax Exempt Income Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The fund’s performance will be closely tied to the economic and political conditions in California, and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations.

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

California Tax Exempt Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 California Tax Exempt Income Fund

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

California Tax Exempt Income Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2022, Putnam employees had approximately $428,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

18 California Tax Exempt Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

California Tax Exempt Income Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

20 California Tax Exempt Income Fund

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis

California Tax Exempt Income Fund 21

of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the

22 California Tax Exempt Income Fund

“Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 122, 115 and 99 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price

California Tax Exempt Income Fund 23

and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 California Tax Exempt Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

California Tax Exempt Income Fund 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam California Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam California Tax Exempt Income Fund (the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 8, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

26 California Tax Exempt Income Fund

The fund’s portfolio 9/30/22

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments
AGM Assured Guaranty Municipal Corporation
BAM Build America Mutual
COP Certificates of Participation
FCS Farm Credit System
FRB Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 2.46% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (103.6%)*	Rating**	Principal amount	Value
Alaska (1.2%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/33	A+/F	$1,500,000	$1,545,465
4.00%, 10/1/38	A+/F	4,270,000	3,814,025
4.00%, 10/1/36	A+/F	2,455,000	2,216,410
4.00%, 10/1/34	A+/F	2,110,000	1,943,004
			9,518,904
California (101.3%)
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev. Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA−	1,000,000	1,005,787
5.00%, 4/1/32	AA−	3,000,000	3,025,583
Alameda, Corridor Trans. Auth. Rev. Bonds
Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	459,779
Ser. A, zero %, 10/1/49	A3	10,000,000	4,532,759
Albany, Unified School Dist. G.O. Bonds, (Election 2016), Ser. B
5.00%, 8/1/43	Aa2	2,000,000	2,077,205
4.00%, 8/1/46	Aa2	1,750,000	1,571,565
Anaheim, Hsg. & Pub. Impt. Auth. Rev. Bonds
Ser. A, 5.00%, 10/1/50	AA−	1,400,000	1,425,799
Ser. C, 5.00%, 10/1/45	AA−	2,730,000	2,790,655
Anaheim, Pub. Fin. Auth. Rev. Bonds, Ser. C, AGM, zero %, 9/1/31	AA	5,000,000	3,491,290
Bay Area Toll Auth. VRDN (San Francisco Bay Area), Ser. C, 2.10%, 4/1/53	VMIG 1	7,110,000	7,110,000
Bay Area Wtr. Supply & Conservation Agcy. Rev. Bonds
5.00%, 10/1/34 ###	Aa3	2,000,000	2,206,165
5.00%, 10/1/32 ###	Aa3	2,000,000	2,218,706
5.00%, 10/1/30 ###	Aa3	1,500,000	1,653,692
CA Cmnty. Choice Fin. Auth. Mandatory Put Bonds (12/1/27), (Clean Energy), Ser. A, 4.00%, 10/1/52	A2	11,600,000	11,485,588

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(The Arbors), Ser. A, 5.00%, 8/1/50	BB−/P	$4,500,000	$3,840,600
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	1,100,000	861,641
(Fountains at Emerald Park), 3.00%, 8/1/56	BBB/P	7,775,000	4,880,417
CA Hsg. Fin. Agcy. Rev. Bonds, Ser. 2, Class A, 4.00%, 3/20/33	BBB+	4,783,079	4,552,262
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	4,034,992	3,488,511
CA Muni. Fin. Auth. Rev. Bonds
(Channing House), Ser. B, 5.00%, 5/15/47	AA−	6,530,000	6,764,161
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	295,928
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A3	3,400,000	3,375,064
(Channing House), Ser. B, 5.00%, 5/15/37	AA−	250,000	263,007
(Channing House), Ser. B, 5.00%, 5/15/32	AA−	150,000	158,760
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig. Group), Ser. C, 2.45%, 8/1/52	VMIG 1	9,900,000	9,900,000
CA School Fac. Fin. Auth. Rev. Bonds, (Kipp SoCal Pub. Schools), Ser. A
5.00%, 7/1/54	BBB	3,150,000	2,939,642
5.00%, 7/1/39	BBB	1,000,000	985,987
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Granada Hills Charter High School), 5.00%, 7/1/54	BBB	7,120,000	6,675,099
(Alliance College-Ready Pub. Schools), Ser. A, 5.00%, 7/1/51	BBB	1,570,000	1,538,319
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/48	BBB−	5,250,000	4,987,294
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/45	BBB−	1,500,000	1,471,537
(Granada Hills Charter High School), 5.00%, 7/1/43	BBB	1,750,000	1,692,343
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/38	BBB−	1,000,000	990,593
(Alliance College-Ready Pub. Schools), Ser. A, 5.00%, 7/1/36	BBB	1,250,000	1,257,482
(Alliance College-Ready Pub. Schools), Ser. A, 5.00%, 7/1/31	BBB	1,830,000	1,861,214
(Alliance College-Ready Pub. Schools), Ser. C, 5.00%, 7/1/31	BBB	1,425,000	1,457,516
(Kipp SoCal Pub. Schools Oblig. Group), Ser. A, 4.00%, 7/1/55	BBB	1,075,000	812,444
(Kipp SoCal Pub. Schools Oblig. Group), Ser. A, 4.00%, 7/1/50	BBB	1,140,000	887,730
(Granada Hills Charter High School Oblig. Group), 4.00%, 7/1/48	BBB	675,000	527,900
(Kipp SoCal Pub. Schools Oblig. Group), Ser. A, 4.00%, 7/1/40	BBB	800,000	674,986
(Granada Hills Charter High School Oblig. Group), 4.00%, 7/1/38	BBB	465,000	398,447
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects), Ser. A, 5.125%, 7/1/44	BBB	1,060,000	1,057,902
CA State G.O. Bonds
5.25%, 9/1/47	Aa2	8,000,000	8,710,564
3.00%, 12/1/46	Aa2	1,750,000	1,299,020
3.00%, 12/1/43	Aa2	500,000	382,579

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Charter School Fin. Auth. 144A Rev. Bonds
(Hawking STEAM Charter Schools, Inc.), 5.50%, 7/1/62	BB+	$1,000,000	$914,715
(Aspire Pub. Schools Oblig. Group), Ser. A, 5.00%, 8/1/59	BBB	4,165,000	3,922,448
(Summit Pub. Schools), 5.00%, 6/1/53	Baa3	2,350,000	2,188,571
(Classical Academy Oblig. Group), Ser. A, 5.00%, 10/1/50	BBB−	3,000,000	2,804,659
(Aspire Pub. Schools Oblig. Group), Ser. A, 5.00%, 8/1/50	BBB	1,200,000	1,156,894
(Summit Pub. Schools), 5.00%, 6/1/47	Baa3	1,000,000	947,433
(Aspire Public Schools), 5.00%, 8/1/42	BBB	1,000,000	987,626
(Classical Academy Oblig. Group), Ser. A, 5.00%, 10/1/40	BBB−	215,000	209,105
(Aspire Pub. Schools Oblig. Group), Ser. A, 5.00%, 8/1/40	BBB	1,000,000	995,600
(Santa Clarita Valley Intl. Charter School), Ser. A, 4.00%, 6/1/61	BB/P	1,175,000	820,072
(Vista Charter Pub. Schools Oblig. Group), Ser. A, 4.00%, 6/1/61	BB	3,000,000	2,078,124
(Santa Clarita Valley Intl. Charter School), Ser. A, 4.00%, 6/1/51	BB/P	650,000	480,679
(Santa Clarita Valley Intl. Charter School), Ser. A, 4.00%, 6/1/41	BB/P	500,000	401,571
CA State Cmnty. College Fin. Auth. Rev. Bonds, (Orange Coast College Hsg.)
5.25%, 5/1/43	BB	500,000	481,701
5.00%, 5/1/37	BB	1,000,000	963,940
5.00%, 5/1/34	BB	800,000	786,236
5.00%, 5/1/33	BB	600,000	594,190
5.00%, 5/1/31	BB	825,000	828,551
CA State Dept. of Veterans Affairs Home Purchase Rev. Bonds, Ser. A, 4.00%, 12/1/49	AA	3,200,000	3,161,310
CA State Edl. Fac. Auth. Rev. Bonds
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	433,725
(Pepperdine U.), 5.00%, 9/1/45 (Prerefunded 9/1/25)	Aa3	1,000,000	1,053,221
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	611,338
(U. of Redlands), Ser. A, 5.00%, 10/1/37	Baa2	425,000	426,072
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	513,876
(U. of Redlands), Ser. A, 5.00%, 10/1/35	Baa2	1,000,000	1,003,483
(Loyola-Marymount U.), Ser. A, NATL, zero %, 10/1/28	A2	355,000	282,233
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A
5.00%, 8/1/57	Baa3	400,000	362,014
5.00%, 8/1/50	Baa3	500,000	463,212
5.00%, 8/1/40	Baa3	400,000	384,902

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(City of Hope Oblig. Group), 5.00%, 11/15/49	A+	$5,000,000	$5,000,056
(Los Angeles Biomedical Research Inst.), 5.00%, 9/1/43	Baa2	6,155,000	5,981,913
(Children’s Hosp. Los Angeles), Ser. A, 5.00%, 8/15/42	BBB+	4,000,000	3,940,666
(Los Angeles Biomedical Research Inst.), 5.00%, 9/1/37	Baa2	1,845,000	1,848,625
(Cedars-Sinai Med. Ctr.), Ser. A, 4.00%, 8/15/48	Aa3	10,000,000	8,836,227
(City of Hope Oblig. Group), 4.00%, 11/15/45	A+	11,000,000	9,636,758
(Sutter Hlth. Oblig. Group), Ser. B, 4.00%, 11/15/38	A1	3,000,000	2,764,457
(Providence St. Joseph Hlth.), Ser. A, 4.00%, 10/1/35	A1	1,000,000	941,119
CA State Infrastructure & Econ. Dev. Bank Mandatory Put Bonds (2/1/26), (Colburn School (The)), 1.75%, 8/1/55	A+	4,600,000	3,988,671
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds
(Equitable School Revolving Fund), 5.00%, 11/1/57	A	5,000,000	5,033,752
(Equitable School Revolving Fund), 5.00%, 11/1/47	A	2,300,000	2,347,900
(Equitable School Revolving Fund), Ser. B, 5.00%, 11/1/39	A	600,000	616,574
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/34	A	445,000	471,853
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/33	A	820,000	875,419
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/32	A	780,000	838,545
(Performing Arts Center of Los Angeles Cnty.), 5.00%, 12/1/31	A	745,000	804,030
(CA Science Ctr. Foundation), 4.00%, 5/1/51	A3	1,250,000	1,080,734
(Los Angeles Cnty. Museum of Natural History Foundation), 4.00%, 7/1/50	A2	7,125,000	6,296,531
Ser. B, 4.00%, 11/1/39	A	1,360,000	1,227,506
(Performing Arts Center of Los Angeles Cnty.), 4.00%, 12/1/37	A	505,000	465,504
Ser. B, 4.00%, 11/1/37	A	1,720,000	1,580,399
(Performing Arts Center of Los Angeles Cnty.), 4.00%, 12/1/36	A	515,000	477,860
(Performing Arts Center of Los Angeles Cnty.), 4.00%, 12/1/35	A	855,000	801,261
CA State Infrastructure & Econ. Dev. Bank 144A Rev. Bonds
(WFCS Holdings II, LLC), Ser. A-1, 5.00%, 1/1/56	BB/P	1,740,000	1,490,478
(WFCS Holdings, LLC), 5.00%, 1/1/55	BB−/P	3,050,000	2,620,805
(WFCS Holdings, LLC), 4.125%, 1/1/35	BB−/P	500,000	427,278

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	A−	$600,000	$615,058
(Caritas Affordable Hsg., Inc.), Ser. A, 5.00%, 8/15/30	A−	1,000,000	1,012,159
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	A−	685,000	705,775
CA State Muni. Fin. Auth. Rev. Bonds
(Town & Country Manor of the Christian & Missionary Alliance), 5.00%, 7/1/49	AA−	2,650,000	2,751,387
(UCR North Dist. Phase 1 Student Hsg.), 5.00%, 5/15/49	Baa3	3,000,000	2,843,570
(HumanGood CA Oblig. Group), Ser. A, 5.00%, 10/1/44	A−/F	5,000,000	5,043,209
(Dundee Glasgow Student Hsg.), 5.00%, 5/15/43	Baa3	3,695,000	3,579,294
(CHF-Riverside I, LLC), 5.00%, 5/15/40	Baa3	2,000,000	1,969,973
(Master’s U. (The)), 5.00%, 8/1/39	BB+	3,390,000	3,241,084
(Town & Country Manor of the Christian & Missionary Alliance), 5.00%, 7/1/39	AA−	1,995,000	2,111,148
(Master’s U. (The)), 5.00%, 8/1/34	BB+	1,385,000	1,360,659
(Congregational Homes, Inc.), 4.00%, 11/15/56	BBB−/F	750,000	555,592
(Congregational Homes, Inc.), 4.00%, 11/15/52	BBB−/F	750,000	571,846
(Orchard Park Student Hsg.), BAM, 4.00%, 5/15/46	AA	1,375,000	1,203,935
(U. of the Pacific), 4.00%, 11/1/44	A2	1,180,000	1,058,097
(HumanGood CA Oblig. Group), Ser. A, 4.00%, 10/1/44	A−/F	5,000,000	4,392,441
(Congregational Homes, Inc.), 4.00%, 11/15/42	BBB−/F	295,000	241,234
(U. of the Pacific), 4.00%, 11/1/42	A2	1,600,000	1,460,464
(U. of the Pacific), 4.00%, 11/1/40	A2	600,000	554,355
(U. of the Pacific), 4.00%, 11/1/39	A2	585,000	542,516
(U. of the Pacific), 4.00%, 11/1/38	A2	900,000	838,625
(CHF-Davis II, LLC), BAM, 4.00%, 5/15/38	AA	1,300,000	1,205,979
(U. of the Pacific), 4.00%, 11/1/37	A2	400,000	376,524
(HumanGood CA Oblig. Group), Ser. A, 4.00%, 10/1/37	A−/F	6,120,000	5,643,891
(U. of the Pacific), 4.00%, 11/1/36	A2	860,000	813,207
(Orchard Park Student Hsg.), BAM, 4.00%, 5/15/35	AA	1,295,000	1,227,917
(United Airlines, Inc.), 4.00%, 7/15/29	B+	5,000,000	4,601,252
(CHF-Davis II, LLC), BAM, 3.00%, 5/15/51	AA	9,250,000	6,180,579
(CA Inst. of the Arts), 3.00%, 10/1/41	Baa1	960,000	671,781
CA State Muni. Fin. Auth. Special Tax
(BOLD Program), Ser. A, 4.00%, 9/1/51	BB−/P	1,500,000	1,199,120
Ser. B, 4.00%, 9/1/50	BB−/P	1,525,000	1,225,218
(BOLD Program), Ser. A, 4.00%, 9/1/46	BB−/P	1,090,000	899,906
Ser. B, 4.00%, 9/1/43	BB−/P	1,070,000	907,179
(BOLD Program), Ser. A, 4.00%, 9/1/41	BB−/P	660,000	568,608
Ser. B, 4.00%, 9/1/35	BB−/P	660,000	601,168

California Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Muni. Fin. Auth. Charter School Lease 144A Rev. Bonds, (Bella Mente Montessori Academy), Ser. A
5.00%, 6/1/48	Ba1	$2,300,000	$1,997,885
5.00%, 6/1/38	Ba1	1,680,000	1,552,573
5.00%, 6/1/28	Ba1	415,000	409,550
CA State Muni. Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (2/3/25), (Waste Management, Inc.), Ser. A, 1.30%, 2/1/39	A−	1,600,000	1,505,432
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	5,300,000	5,304,397
CA State Poll. Control Fin. Auth. 144A Rev. Bonds, (Wtr. Furnishing), 5.00%, 11/21/45	Baa3	14,250,000	13,414,185
CA State Poll. Control Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (5/1/24), (Waste Management, Inc.), Ser. A
2.50%, 11/1/38	A−	2,500,000	2,450,355
2.50%, 7/1/31	A−	1,125,000	1,102,660
CA State Poll. Control Fin. Auth. Wtr. Furnishing 144A Rev. Bonds, (San Diego Cnty. Wtr. Auth. Desalination), 5.00%, 11/21/45	Baa3	4,390,000	4,002,652
CA State Statewide Communities Dev. Auth. Hosp. Rev. Bonds, (Methodist Hosp. of Southern CA)
5.00%, 1/1/48	BBB+	2,000,000	1,938,635
5.00%, 1/1/43	BBB+	7,195,000	7,093,329
CA State Tobacco Securitization Agcy. Rev. Bonds
(Merced Cnty. Tobacco Funding Corp.), 5.00%, 6/1/50	BBB−/P	935,000	865,141
Ser. B-1, 5.00%, 6/1/49	BBB−	785,000	742,963
(Sonoma Cnty. Securitization Corp.), 5.00%, 6/1/49	BBB−	405,000	383,312
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	4,862,512
(Gold Country Settlement Funding Corp.), Ser. B-1, 4.00%, 6/1/49	BBB−	185,000	181,516
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/42	BBB+	100,000	85,640
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/41	A−	100,000	86,804
Ser. A, 4.00%, 6/1/40	A−	400,000	350,407
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/40	A−	200,000	175,204
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/40	A−	325,000	284,706
Ser. A, 4.00%, 6/1/39	A−	300,000	265,255
Ser. A, 4.00%, 6/1/38	A−	275,000	245,798
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/38	A−	250,000	223,552
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/38	A−	800,000	715,368
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/37	A−	100,000	90,301

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Tobacco Securitization Agcy. Rev. Bonds
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/36	A−	$225,000	$205,493
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/36	A−	610,000	557,116
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/35	A−	100,000	92,182
(Sonoma Cnty. Securitization Corp.), 4.00%, 6/1/35	A−	350,000	322,635
(Merced Cnty. Tobacco Funding Corp.), 4.00%, 6/1/34	A−	200,000	186,244
(Sonoma Cnty. Securitization Corp.), zero %, 6/1/55	BB/P	7,295,000	1,197,555
CA State U. Mandatory Put Bonds (11/1/26), Ser. B-2, 0.55%, 11/1/49	Aa2	1,500,000	1,262,017
CA State U. Rev. Bonds, Ser. A, 5.00%, 11/1/51	Aa2	5,740,000	5,988,182
CA State, Pub. Wks. Board Rev. Bonds, (Various Capital), Ser. B, 4.00%, 3/1/38	Aa3	450,000	426,673
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A−	2,000,000	2,017,814
(American Baptist Homes of the West), 5.00%, 10/1/45	A−/F	2,550,000	2,518,531
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA−	2,750,000	2,846,428
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA−	1,580,000	1,646,843
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A−	310,000	322,476
(Terraces at San Joaquin Gardens), Ser. A, 5.00%, 10/1/22	BB/P	595,000	595,000
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/47	AA−	2,000,000	1,774,373
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A−	1,625,000	1,391,379
(Marin Gen. Hosp.), Ser. A, 4.00%, 8/1/45	BBB	2,500,000	1,969,401
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/43	AA−	1,000,000	896,471
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/39	AA−	875,000	804,528
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/38	AA−	800,000	744,528
(Viamonte Senior Living 1, Inc.), Ser. A, 4.00%, 7/1/37	AA−	620,000	583,835
(Front Porch Cmnty. & Svcs. Oblig. Group), Ser. A, 3.00%, 4/1/51	A−	9,000,000	5,910,845
CA Statewide Cmnty. Dev. Auth. Special Tax, (Cmnty. Fac. Dist. No. 2020-02)
4.00%, 9/1/51	BB+/P	1,170,000	920,952
4.00%, 9/1/41	BB+/P	500,000	424,298
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/51	BB/P	1,440,000	1,252,807
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,544,504
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/39	BB/P	475,000	440,950
(Lancer Edl. Student Hsg.), Ser. A, 5.00%, 6/1/34	BB/P	375,000	360,865
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	733,204
(Lancer Edl. Student Hsg.), Ser. A, 3.00%, 6/1/29	BB/P	710,000	613,916

California Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
Carson, Pub. Fin. Auth. Reassessment Rev. Bonds, 5.00%, 9/2/28	BB/P	$1,650,000	$1,740,975
Centinela Valley, Union High School Dist. G.O. Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,003,131
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	515,949
zero %, 8/1/39	AA	1,075,000	454,259
zero %, 8/1/38	AA	1,000,000	450,778
zero %, 8/1/36	AA	545,000	274,998
zero %, 8/1/34	AA	715,000	407,087
zero %, 8/1/33	AA	250,000	151,279
Chino, Cmnty. Fac. Special Tax, (Dist. No. 2003-3)
4.00%, 9/1/50	BB/P	1,265,000	1,012,367
4.00%, 9/1/45	BB/P	500,000	414,074
3.00%, 9/1/25	BB/P	345,000	330,626
3.00%, 9/1/24	BB/P	335,000	325,878
Chino, Cmnty. Fac. Special Tax Bonds, (Dist. No. 2003-3)
5.375%, 9/1/52	BB+/P	2,000,000	1,978,094
5.375%, 9/1/47	BB+/P	1,615,000	1,609,193
5.25%, 9/1/42	BB+/P	1,585,000	1,580,751
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	AA−	740,000	754,204
5.50%, 9/1/29	AA−	2,165,000	2,207,694
CMFA Special Fin. Agcy. I 144A Rev. Bonds, (Social Bond), Ser. A-2, 4.00%, 4/1/56	BB/P	3,500,000	2,569,775
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds, (Sr. Lien), Ser. A, 5.00%, 9/1/28 (Prerefunded 9/1/23)	AA−	275,000	279,723
Coronado, Cmnty. Dev. Successor Agcy. Tax Alloc. Bonds, Ser. A, 5.00%, 9/1/33	AA	10,610,000	11,041,775
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB−/P	3,350,000	2,102,183
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Pasadena Portfolio), 4.00%, 12/1/56	BB/P	1,250,000	826,923
(Anaheim), 4.00%, 8/1/56	BB/P	2,500,000	1,868,826
(Jefferson-Anaheim), 3.125%, 8/1/56	BB+/P	2,775,000	1,783,080
(City of Orange Portfolio), 3.00%, 3/1/57	BBB−/P	9,110,000	5,708,126
(Essential Hsg.), Ser. A-2, 3.00%, 2/1/57	BBB−/P	6,800,000	4,255,290
(Jefferson-Anaheim), 2.875%, 8/1/41	BB+/P	2,265,000	1,810,125
Dixon, Special Tax, (Cmnty. Fac. Dist. No. 2019-1 Homestead)
4.00%, 9/1/45	BB−/P	1,000,000	831,975
4.00%, 9/1/40	BB−/P	400,000	347,568
4.00%, 9/1/36	BB−/P	175,000	158,331
4.00%, 9/1/33	BB−/P	425,000	394,847
Dublin, Special Tax, (Cmnty. Fac. Dist. No. 2015-1)
4.00%, 9/1/51	BB/P	865,000	682,979
4.00%, 9/1/45	BB/P	850,000	699,311

34 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
East Bay Muni. Util. Dist. Waste Wtr. Syst. Rev. Bonds, (Green Bonds), Ser. A, 5.00%, 6/1/45	AAA	$1,130,000	$1,229,023
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A, 5.00%, 7/1/45	AA+	2,740,000	2,853,357
Emeryville, Redev. Successor Agcy. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 9/1/34	AA	500,000	514,726
Fairfield Cmnty., Fac. Special Tax, (Dist. No. 2016-1), 4.00%, 9/1/52	BB/P	2,500,000	1,982,278
Federal Home Loan Mortgage Corporation Rev. Bonds, Ser. M-054, Class A, 2.35%, 12/15/35	AA+	965,000	776,398
Folsom Cordova, Unified School Dist. G.O. Bonds, (School Fac. Impt. Dist. No. 1), Ser. A, NATL, zero %, 10/1/25	Aa2	1,505,000	1,346,543
Folsom Ranch, Fin. Auth. Special Tax, (Cmnty. Fac. Dist. No. 19), 5.00%, 9/1/49	BB−/P	1,000,000	1,008,776
Fontana, Special Tax, (Cmnty. Fac. Dist. No. 85)
4.00%, 9/1/50	BB+/P	900,000	724,188
4.00%, 9/1/45	BB+/P	750,000	625,733
4.00%, 9/1/40	BB+/P	625,000	545,739
4.00%, 9/1/36	BB+/P	550,000	498,644
4.00%, 9/1/32	BB+/P	240,000	225,716
Foothill-Eastern Trans. Corridor Agcy. Rev. Bonds, (Senior Lien), Ser. A, 4.00%, 1/15/46	A	3,250,000	2,784,026
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A, 6.00%, 1/15/53 (Prerefunded 1/15/24)	A	8,000,000	8,288,462
Franklin-McKinley, School Dist. G.O. Bonds
(Election 2016), Ser. B, 5.00%, 8/1/44	Aa3	2,825,000	2,921,122
(Franklin-Mckinley School Dist.), Ser. A, 4.00%, 8/1/49	Aa3	2,300,000	2,054,850
Gilroy Unified School Dist. G.O. Bonds, (Election 2016)
4.00%, 8/1/44	Aa3	1,500,000	1,350,887
4.00%, 8/1/40	Aa3	350,000	318,829
4.00%, 8/1/39	Aa3	350,000	321,571
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,886,556
zero %, 8/1/36	Aa2	4,750,000	2,695,911
zero %, 8/1/35	Aa2	1,000,000	595,514
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings College of the Law), Ser. A, 5.00%, 7/1/61	BB−/P	3,500,000	2,838,506
Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.25%, 1/15/35	BBB+	2,862,383	2,745,019
Indio, Pub. Fin. Auth. Rev. Bonds, Ser. A, BAM, 5.25%, 11/1/42	AA	4,000,000	4,277,749
Inglewood, Redev. Agcy. Successor Tax Allocation Bonds, (Merged Redev.), Ser. A, BAM, 5.00%, 5/1/38	AA	250,000	261,343
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB−/P	1,000,000	1,008,368
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB−/P	2,500,000	2,184,013
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds, (Dist No. 12-1), 5.00%, 9/2/23	A+	1,000,000	1,006,976

California Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	$200,000	$195,609
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	978,047
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	399,514
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	998,785
BAM, 5.00%, 9/1/38	AA	2,500,000	2,577,837
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A+	600,000	614,410
5.00%, 9/1/32	A+	2,475,000	2,538,120
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B, 5.00%, 6/1/40	A3	1,500,000	1,488,246
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,118,689
5.00%, 9/1/31	BB+/P	1,045,000	1,060,277
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,002,929
Long Beach, Arpt. Syst. Rev. Bonds
Ser. B, AGM, 5.00%, 6/1/40	AA	940,000	990,968
Ser. A, AGM, 5.00%, 6/1/39	AA	500,000	528,411
Ser. B, AGM, 5.00%, 6/1/39	AA	500,000	528,411
Ser. A, AGM, 5.00%, 6/1/38	AA	1,010,000	1,069,719
Ser. A, AGM, 5.00%, 6/1/37	AA	585,000	623,710
Ser. B, AGM, 5.00%, 6/1/37	AA	400,000	426,469
Ser. A, AGM, 5.00%, 6/1/36	AA	570,000	609,619
Long Beach, Bond Fin. Auth. Rev. Bonds, (Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	A2	5,000,000	5,265,323
Long Beach, Cmnty. College Dist. G.O. Bonds, (2008 Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	908,383
zero %, 8/1/33	Aa2	625,000	399,424
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,036,793
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,122,318
Long Beach, Unified School Dist. G.O. Bonds, Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	505,117
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/44	AA+	1,000,000	1,022,323
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev. Bonds, Ser. D, 5.00%, 12/1/45	AA+	3,000,000	3,094,167
Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. G, 5.00%, 5/15/47 T	AA	9,000,000	9,001,350
(Los Angeles Intl. Arpt.), Ser. A, 5.00%, 5/15/44 T	AA−	10,000,000	10,014,200
5.00%, 5/15/34	Aa3	1,000,000	1,091,217
5.00%, 5/15/33	Aa3	1,000,000	1,100,465
4.00%, 5/15/35	Aa3	765,000	736,046
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
Ser. B, 5.00%, 7/1/48	Aa2	1,500,000	1,573,234
Ser. C, 5.00%, 7/1/43	Aa2	8,150,000	8,649,595
Ser. C, 5.00%, 7/1/41	Aa2	2,325,000	2,481,767
Ser. B, 5.00%, 7/1/40	Aa2	5,000,000	5,303,417
Ser. C, 5.00%, 7/1/40	Aa2	1,500,000	1,605,619

36 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
Los Angeles, Harbor Dept. Rev. Bonds, (Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	$2,200,000	$2,021,301
M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	6,000,000	6,938,503
Ser. A, 6.125%, 11/1/29	BBB+	985,000	1,070,310
Ser. B, 6.125%, 11/1/29	BBB+	2,470,000	2,684,040
Menifee, Union School Dist. Cmnty. Fac. Special Tax, (Dist. No. 2011-1)
4.00%, 9/1/51	BB+/P	1,815,000	1,435,288
4.00%, 9/1/36	BB+/P	500,000	450,972
Merced, City School Dist. G.O. Bonds, (Election 2014), 5.00%, 8/1/45	Aa3	3,500,000	3,582,868
Murrieta Valley, Unified School Dist. G.O. Bonds, AGM, zero %, 9/1/31	Aa2	2,000,000	1,395,297
Napa Valley, Cmnty. College Dist. G.O. Bonds, 4.00%, 8/1/34	Aa3	1,500,000	1,500,353
North Natomas, Cmnty. Fac. Special Tax Bonds, (Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,360,000	1,379,531
Northern CA Energy Auth. Commodity Supply Mandatory Put Bonds (7/1/24), Ser. A, 4.00%, 7/1/49	A2	13,000,000	12,978,087
Ontario, Special Tax, (Cmnty. Fac. Dist. No. 53)
4.00%, 9/1/51	BB+/P	1,170,000	929,530
4.00%, 9/1/42	BB+/P	600,000	509,398
4.00%, 9/1/36	BB+/P	500,000	449,110
Ontario, Intl. Arpt. Auth. Rev. Bonds, Ser. A, AGM, 4.00%, 5/15/41	AA	750,000	684,904
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds, (Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	A+	1,750,000	1,769,223
5.00%, 8/15/32	A+	1,000,000	1,011,073
Pacifica, School Dist. G.O. Bonds, 4.00%, 8/1/50	Aa3	2,750,000	2,446,163
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds, NATL, 5.25%, 9/1/30	AA−	1,295,000	1,385,702
Poway Unified School Dist. Cmnty. Fac. Dist. No. 15 Special Tax Bonds, BAM
5.25%, 9/1/52	AA	2,500,000	2,555,357
4.125%, 9/1/47	AA	1,250,000	1,123,545
4.00%, 9/1/42	AA	800,000	726,210
Rancho Cordova, Cmnty. Fac. Dist. Special Tax Bonds, (Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB−/P	425,000	418,961
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,016,673
Ser. P, 5.00%, 5/15/40	Aa3	21,125,000	22,266,386
Riverside Cnty., Pub. Fin. Auth. Tax Allocation Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,137,129
Riverside Cnty., Redev. Successor Agcy. Tax Alloc. Bonds, (Hsg.), Ser. B, BAM
5.00%, 10/1/41	AA	1,990,000	2,060,164
5.00%, 10/1/37	AA	1,010,000	1,056,005
5.00%, 10/1/32	AA	290,000	306,576
5.00%, 10/1/29	AA	775,000	821,036

California Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
Riverside Cnty., Redev. Successor Agcy. Tax Alloc. Bonds, (Hsg.), Ser. B, BAM
5.00%, 10/1/28	AA	$235,000	$249,146
5.00%, 10/1/26	AA	500,000	530,372
5.00%, 10/1/24	AA	445,000	459,849
Rocklin, Special Tax, (Cmnty. Fac. Dist. No. 10)
5.00%, 9/1/40	BB+/P	485,000	489,717
5.00%, 9/1/39	BB+/P	485,000	491,324
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,430,000	3,487,166
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds, (Rohnert Redev.), NATL, zero %, 8/1/25	A+	1,340,000	1,203,127
Romoland, School Dist. Special Tax, Ser. A
4.00%, 9/1/50	BB+/P	2,360,000	1,855,822
4.00%, 9/1/45	BBB+/F	750,000	608,988
4.00%, 9/1/40	BB+/P	555,000	470,273
Romoland, School Dist. Special Tax Bonds, (Cmnty. Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,014,079
Roseville, Special Tax
5.00%, 9/1/49	BB/P	1,000,000	1,007,025
5.00%, 9/1/45	BB/P	400,000	404,366
5.00%, 9/1/39	BB/P	465,000	476,297
(Fiddyment Ranch Cmnty. Fac. Dist. No. 5), 4.00%, 9/1/50	BB/P	1,775,000	1,423,892
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1), 4.00%, 9/1/50	BB−/P	450,000	362,094
(Ranch at Sierra Vista Cmnty. Fac. Dist. No. 1), 4.00%, 9/1/45	BB−/P	1,000,000	829,647
(Fiddyment Ranch Cmnty. Fac. Dist. No. 5), 4.00%, 9/1/41	BB/P	700,000	603,069
Roseville, Special Tax Bonds, (Westpark Cmnty. Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB−/P	1,250,000	1,272,254
5.00%, 9/1/33	BBB−/P	1,000,000	1,021,799
Sacramento, Special Tax, (Greenbriar Cmnty. Fac. Dist. No 2018-03)
4.00%, 9/1/50	BB/P	650,000	522,224
4.00%, 9/1/41	BB/P	1,000,000	858,271
Sacramento, City Unified School Dist. G.O. Bonds, Ser. G, AGM
4.00%, 8/1/49	AA	3,000,000	2,661,665
4.00%, 8/1/44	AA	1,000,000	902,036
4.00%, 8/1/41	AA	765,000	706,245
4.00%, 8/1/40	AA	890,000	826,331
4.00%, 8/1/39	AA	750,000	703,659
4.00%, 8/1/38	AA	800,000	756,386
4.00%, 8/1/37	AA	450,000	430,282
Salinas, Union High School Dist. G.O. Bonds, Ser. B, 4.00%, 8/1/49	Aa2	3,600,000	3,205,111
San Bernardino Cnty., FRB, Ser. C, 2.794%, 8/1/23	AA+	2,500,000	2,489,828
San Bernardino Cnty., Special Tax Bonds, 5.00%, 9/1/33	BBB−/P	2,500,000	2,531,885

38 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds, 5.00%, 9/1/36	BBB/P	$970,000	$975,126
San Diego Cnty., COP, 5.00%, 10/1/46	Aa1	6,645,000	7,078,552
San Diego Cnty., Special Tax Bonds, (Harmony Grove Village-Impt. Area No. 1), Ser. A
4.00%, 9/1/50	BB/P	875,000	695,517
4.00%, 9/1/45	BB/P	550,000	451,234
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds
Ser. A, 5.00%, 7/1/51	A2	5,000,000	5,054,489
Ser. B, 4.00%, 7/1/44	A	1,000,000	863,558
San Diego, Assn. of Govt. South Bay Expressway Toll Rev. Bonds, Ser. A, 5.00%, 7/1/42	A	3,000,000	3,126,996
San Diego, Tobacco Settlement Funding Corp. Rev. Bonds, Ser. C, 4.00%, 6/1/32	BBB	575,000	538,055
San Diego, Unified School Dist. G.O. Bonds, Ser. K-2
zero %, 7/1/35	Aa2	1,025,000	580,149
zero %, 7/1/33	Aa2	1,645,000	1,037,903
zero %, 7/1/32	Aa2	1,955,000	1,301,488
San Francisco City & Cnty., Special Tax, (Cmnty. Fac. Dist. No. 2016-1), Ser. 21, 4.00%, 9/1/41	BB−/P	850,000	726,776
San Francisco, Bay Area Rapid Transit Dist. G.O. Bonds, (Green Bonds), Ser. C-1, 3.00%, 8/1/37	Aaa	3,250,000	2,777,812
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. 20B, 4.00%, 5/1/40	A1	500,000	461,983
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. VRDN, Ser. B, 2.25%, 5/1/58	VMIG 1	18,005,000	18,005,000
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Successor Special Tax Bonds, (No. 6 Mission Bay South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,140,635
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Successor Tax Alloc. Bonds, (Mission Bay South Redev.), Ser. A, 5.00%, 8/1/43	A−	1,750,000	1,793,991
San Francisco, City & Cnty., Infrastructure & Revitalization 144A Tax Alloc. Bonds, (Fin. Dist. No. 1 Fac.), Ser. A, 5.00%, 9/1/52	BBB/P	1,300,000	1,160,268
San Francisco, Pub. Fac. Fin. Auth. Rev. Bonds
5.25%, 6/1/46	AA+	1,250,000	1,336,464
5.00%, 6/1/40	AA+	600,000	638,516
San Joaquin, Regl. Rail Comm. COP
5.00%, 5/1/34	A2	550,000	594,023
4.00%, 5/1/40	A2	390,000	352,237
4.00%, 5/1/39	A2	370,000	337,470
4.00%, 5/1/38	A2	460,000	423,535
4.00%, 5/1/37	A2	490,000	455,317
4.00%, 5/1/36	A2	350,000	328,300
4.00%, 5/1/35	A2	330,000	312,538
Santa Ana, Gas Tax Rev. Bonds
4.00%, 1/1/40	AA−	1,670,000	1,528,803
4.00%, 1/1/39	AA−	1,710,000	1,579,364

California Tax Exempt Income Fund 39

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
Santa Maria, G.O. Bonds, (Joint Union High School Dist. Election 2016)
3.00%, 8/1/42	Aa2	$2,210,000	$1,635,600
3.00%, 8/1/39	Aa2	1,385,000	1,079,312
3.00%, 8/1/37	Aa2	355,000	289,341
3.00%, 8/1/36	Aa2	250,000	207,544
Santee, CDC Successor Agcy. Tax Allocation Bonds, Ser. A, BAM, 5.00%, 8/1/31	AA	2,410,000	2,535,005
School Fin. Fac. Auth. 144A Rev. Bonds, (Kipp LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,448,180
South Orange Cnty., Pub. Fin. Auth. Special Tax Bonds, Ser. A, 5.00%, 8/15/30	AA	1,130,000	1,140,683
Southern CA Pub. Pwr. Auth. Rev. Bonds, (Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A2	2,850,000	2,915,183
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds, (Delta Wtr. Supply), Ser. A, 6.125%, 10/1/35 (Prerefunded 10/1/23)	A	750,000	772,035
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,057,703
5.00%, 2/1/35	A	2,410,000	2,552,226
5.00%, 2/1/34	A	2,295,000	2,435,756
5.00%, 2/1/31	A	1,325,000	1,418,649
Sweetwater, G.O. Bonds
(Sweetwater Union High School Dist.), Ser. A1, 5.00%, 8/1/52	A1	6,500,000	6,583,117
(Union High School Dist.), 5.00%, 8/1/35	A1	2,330,000	2,422,383
Tobacco Securitization Auth. of Southern CA Rev. Bonds, Ser. B-1, Class 2, 5.00%, 6/1/48	BBB−	12,495,000	11,771,352
Tustin Cmnty., Fac. Dist. Special Tax Bonds, (No. 06-1 Legacy Columbus Villages), Ser. A, 5.00%, 9/1/37	A−	2,100,000	2,146,023
U. of CA Rev. Bonds
Ser. S, 5.00%, 5/15/38 T	AA−	10,650,000	11,522,129
Ser. AZ, 5.25%, 5/15/58	Aa2	9,110,000	9,507,724
Ser. BM, 5.00%, 5/15/31 ###	Aa2	5,000,000	5,505,039
U. of CA VRDN, Ser. AL-4, 2.45%, 5/15/48	VMIG 1	4,000,000	4,000,000
U. of CA Regents Med. Ctr. Rev. Bonds, Ser. L, 5.00%, 5/15/47 T	AA−	10,000,000	9,989,300
Vernon, Elec. Syst. Rev. Bonds, Ser. A
5.00%, 8/1/40	Baa1	740,000	735,883
5.00%, 8/1/39	Baa1	425,000	424,252
5.00%, 8/1/36	Baa1	1,525,000	1,541,334
5.00%, 8/1/34	Baa1	1,060,000	1,078,344
5.00%, 8/1/33	Baa1	960,000	981,245
5.00%, 8/1/32	Baa1	1,000,000	1,026,743
5.00%, 8/1/31	Baa1	770,000	792,937

40 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (103.6%)* cont.	Rating**	Principal amount	Value
California cont.
Western Placer Waste Mgt. Auth. Rev. Bonds, (Material Recvy. Fac.), Ser. A
5.00%, 6/1/40	AA	$1,200,000	$1,282,680
5.00%, 6/1/39	AA	1,175,000	1,260,034
5.00%, 6/1/38	AA	1,125,000	1,209,986
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	2,350,000	2,356,903
			825,701,044
Guam (0.4%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	855,000	809,044
Territory of GU, Port Auth. Rev. Bonds, Ser. A, 5.00%, 7/1/48	A	1,500,000	1,527,633
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30 (Prerefunded 10/1/22)	AA	1,000,000	1,000,000
			3,336,677
Illinois (0.7%)
IL State G.O. Bonds
5.00%, 1/1/41	Baa1	1,770,000	1,715,291
5.00%, 11/1/38	Baa1	4,200,000	4,120,272
			5,835,563
Total municipal bonds and notes (cost $936,761,385)			$844,392,188

SHORT-TERM INVESTMENTS (0.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 3.11% L	Shares	2,312,477	$2,312,477
U.S. Treasury Bills 2.703%, 11/1/22 ∆		$500,000	498,925
U.S. Treasury Bills 2.438%, 10/11/22 ∆		400,000	399,782
U.S. Treasury Bills 2.800%, 11/8/22 ∆		100,000	99,729
Total short-term investments (cost $3,310,778)			$3,310,913

TOTAL INVESTMENTS
Total investments (cost $940,072,163)	$847,703,101

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through September 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $815,014,310.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

California Tax Exempt Income Fund 41

∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $371,319 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
###	When-issued security (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 2.46%, 3.14% and 3.75%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	19.0%
	Healthcare	17.4
	Land	11.8
	Local debt	11.6

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$4,250,000	$359,295	$—	12/8/22	—	3.55% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	$(359,295)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(359,295)
Total		$—		Total	$(359,295)

42 California Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$844,392,188	$—
Short-term investments	—	3,310,913	—
Totals by level	$—	$847,703,101	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(359,295)	$—
Totals by level	$—	$(359,295)	$—

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 43

Statement of assets and liabilities 9/30/22

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $937,759,686)	$845,390,624
Affiliated issuers (identified cost $2,312,477) (Note 5)	2,312,477
Cash	5,136,698
Interest and other receivables	9,800,327
Receivable for shares of the fund sold	1,167,957
Receivable for investments sold	12,012,515
Prepaid assets	31,286
Total assets	875,851,884

LIABILITIES
Payable for investments purchased	16,808,976
Payable for purchases of delayed delivery securities (Note 1)	12,667,815
Payable for shares of the fund repurchased	1,205,386
Payable for compensation of Manager (Note 2)	297,112
Payable for custodian fees (Note 2)	11,297
Payable for investor servicing fees (Note 2)	76,041
Payable for Trustee compensation and expenses (Note 2)	357,101
Payable for administrative services (Note 2)	3,346
Payable for distribution fees (Note 2)	493,395
Payable for floating rate notes issued (Note 1)	28,238,661
Distributions payable to shareholders	199,367
Unrealized depreciation on OTC swap contracts (Note 1)	359,295
Other accrued expenses	119,782
Total liabilities	60,837,574

Net assets	$815,014,310

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$913,233,410
Total distributable earnings (Note 1)	(98,219,100)
Total — Representing net assets applicable to capital shares outstanding	$815,014,310

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($722,335,226 divided by 105,534,285 shares)	$6.84
Offering price per class A share (100/96.00 of $6.84)*	$7.13
Net asset value and offering price per class B share ($206,604 divided by 30,210 shares)**	$6.84
Net asset value and offering price per class C share ($10,534,496 divided by 1,528,536 shares)**	$6.89
Net asset value, offering price and redemption price per class R6 share
($2,363,500 divided by 344,003 shares)	$6.87
Net asset value, offering price and redemption price per class Y share
($79,574,484 divided by 11,589,720 shares)	$6.87

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

44 California Tax Exempt Income Fund

Statement of operations Year ended 9/30/22

INVESTMENT INCOME
Interest (including interest income of $48,718 from investments in affiliated issuers) (Note 5)	$31,151,454
Total investment income	31,151,454

EXPENSES
Compensation of Manager (Note 2)	4,238,566
Investor servicing fees (Note 2)	499,892
Custodian fees (Note 2)	20,872
Trustee compensation and expenses (Note 2)	40,331
Distribution fees (Note 2)	2,265,234
Administrative services (Note 2)	28,511
Interest and fee expense (Note 2)	255,866
Other	380,586
Total expenses	7,729,858
Expense reduction (Note 2)	(1,379)
Net expenses	7,728,479

Net investment income	23,422,975

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(12,124,135)
Futures contracts (Note 1)	7,192,842
Swap contracts (Note 1)	(4,067,474)
Total net realized loss	(8,998,767)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(156,195,917)
Futures contracts	(644,202)
Swap contracts	(21,908)
Total change in net unrealized depreciation	(156,862,027)

Net loss on investments	(165,860,794)

Net decrease in net assets resulting from operations	$(142,437,819)

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 45

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/22	Year ended 9/30/21
Operations
Net investment income	$23,422,975	$25,567,510
Net realized gain (loss) on investments	(8,998,767)	19,771,214
Change in net unrealized depreciation of investments	(156,862,027)	(1,465,735)
Net increase (decrease) in net assets resulting
from operations	(142,437,819)	43,872,989
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(122,570)	(672,504)
Class B	(48)	(562)
Class C	(2,201)	(18,554)
Class R6	(190)	(467)
Class Y	(23,664)	(140,714)
Net realized short-term gain on investments
Class A	(3,733,143)	(3,102,300)
Class B	(1,448)	(2,391)
Class C	(66,663)	(80,879)
Class R6	(5,793)	(2,595)
Class Y	(719,960)	(637,447)
From tax-exempt net investment income
Class A	(19,809,029)	(20,753,220)
Class B	(5,377)	(9,946)
Class C	(222,233)	(303,630)
Class R6	(39,436)	(25,144)
Class Y	(3,343,678)	(4,500,426)
From net realized long-term gain on investments
Class A	(13,323,465)	(9,283,486)
Class B	(5,168)	(7,153)
Class C	(237,941)	(242,028)
Class R6	(20,675)	(7,767)
Class Y	(2,569,565)	(1,907,531)
Decrease from capital share transactions (Note 4)	(153,180,842)	(25,372,561)
Total decrease in net assets	(339,870,908)	(23,198,316)

NET ASSETS
Beginning of year	1,154,885,218	1,178,083,534
End of year	$815,014,310	$1,154,885,218

The accompanying notes are an integral part of these financial statements.

46 California Tax Exempt Income Fund

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California Tax Exempt Income Fund 47

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
September 30, 2022	$8.29	.19	(1.31)	(1.12)	(.18)	(.15)	(.33)	$6.84	(13.92)	$722,335	.80[c]	2.33	27
September 30, 2021	8.28	.18	.12	.30	(.18)	(.11)	(.29)	8.29	3.63	956,034	.76[c]	2.11	29
September 30, 2020	8.33	.19	.09	.28	(.20)	(.13)	(.33)	8.28	3.45	980,931	.75[c]	2.39	41
September 30, 2019	7.95	.23	.46	.69	(.23)	(.08)	(.31)	8.33	8.85	1,016,247.72		2.78	41
September 30, 2018	8.14	.24	(.19)	.05	(.24)	—	(.24)	7.95	.66	1,023,401.73		2.95	40
Class B
September 30, 2022	$8.28	.14	(1.30)	(1.16)	(.13)	(.15)	(.28)	$6.84	(14.35)	$207	1.40[c]	1.72	27
September 30, 2021	8.27	.13	.12	.25	(.13)	(.11)	(.24)	8.28	3.01	426	1.36[c]	1.53	29
September 30, 2020	8.32	.14	.08	.22	(.14)	(.13)	(.27)	8.27	2.80	888	1.38[c]	1.78	41
September 30, 2019	7.94	.17	.47	.64	(.18)	(.08)	(.26)	8.32	8.17	1,888	1.36	2.15	41
September 30, 2018	8.13	.19	(.19)	—	(.19)	—	(.19)	7.94	.02	2,526	1.37	2.32	40
Class C
September 30, 2022	$8.35	.13	(1.32)	(1.19)	(.12)	(.15)	(.27)	$6.89	(14.58)	$10,534	1.55[c]	1.57	27
September 30, 2021	8.33	.12	.13	.25	(.12)	(.11)	(.23)	8.35	2.97	17,822	1.51[c]	1.38	29
September 30, 2020	8.38	.13	.08	.21	(.13)	(.13)	(.26)	8.33	2.62	26,718	1.53[c]	1.62	41
September 30, 2019	8.00	.16	.47	.63	(.17)	(.08)	(.25)	8.38	7.95	30,969	1.51	1.99	41
September 30, 2018	8.19	.18	(.19)	(.01)	(.18)	—	(.18)	8.00	(.13)	35,019	1.52	2.17	40
Class R6
September 30, 2022	$8.32	.21	(1.31)	(1.10)	(.20)	(.15)	(.35)	$6.87	(13.65)	$2,364	.55[c]	2.62	27
September 30, 2021	8.31	.20	.12	.32	(.20)	(.11)	(.31)	8.32	3.89	1,484	.52[c]	2.34	29
September 30, 2020	8.36	.21	.08	.29	(.21)	(.13)	(.34)	8.31	3.68	661	.53[c]	2.63	41
September 30, 2019	7.97	.24	.48	.72	(.25)	(.08)	(.33)	8.36	9.15	2,142.51		2.99	41
September 30, 2018†	8.01	.09	(.04)	.05	(.09)	—	(.09)	7.97	.61*	10	.19*	1.15*	40
Class Y
September 30, 2022	$8.32	.21	(1.31)	(1.10)	(.20)	(.15)	(.35)	$6.87	(13.64)	$79,574	.55[c]	2.53	27
September 30, 2021	8.30	.20	.13	.33	(.20)	(.11)	(.31)	8.32	4.01	179,118	.51[c]	2.37	29
September 30, 2020	8.35	.21	.08	.29	(.21)	(.13)	(.34)	8.30	3.67	168,885	.53[c]	2.60	41
September 30, 2019	7.97	.24	.47	.71	(.25)	(.08)	(.33)	8.35	9.06	109,280.51		2.98	41
September 30, 2018	8.16	.26	(.19)	.07	(.26)	—	(.26)	7.97	.87	90,267.52		3.16	40

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following:

Percentage of average net assets
September 30, 2022	0.03%
September 30, 2021	0.01
September 30, 2020	0.01

The accompanying notes are an integral part of these financial statements.

48 California Tax Exempt Income Fund	California Tax Exempt Income Fund 49

Notes to financial statements 09/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through September 30, 2022.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal and/or California alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

50 California Tax Exempt Income Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

California Tax Exempt Income Fund 51

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest rate and term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $359,295 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $371,319 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a

52 California Tax Exempt Income Fund

secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $40,526,979 were held by the TOB trust and served as collateral for $28,238,661 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $153,230 for these investments based on an average interest rate of 1.28%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $11,148,061 recognized during the period between November 1, 2021, and September 30, 2022 to its fiscal year ending September 30, 2023.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from a redesignation of taxable income and from distribution in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,324 to increase accumulated net investment income, $6,452,838 to decrease paid-in capital and $6,446,514 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,022,273
Unrealized depreciation	(95,624,575)
Net unrealized depreciation	(92,602,302)
Undistributed tax-exempt income	5,730,627
Post-October capital loss deferral	(11,148,061)
Cost for federal income tax purposes	$939,946,108

California Tax Exempt Income Fund 53

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.425% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$425,970	Class R6	756
Class B	157	Class Y	65,884
Class C	7,125	Total	$499,892

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,379 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $738, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

54 California Tax Exempt Income Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,120,086
Class B	1.00%	0.85%	2,674
Class C	1.00%	1.00%	142,474
Total			$2,265,234

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,967 from the sale of class A shares and received $35 and $88 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities	$262,050,748	$395,769,355
U.S. government securities (Long-term)	—	—
Total	$262,050,748	$395,769,355

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

California Tax Exempt Income Fund 55

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	4,721,873	$35,368,652	7,114,127	$59,265,757
Shares issued in connection with
reinvestment of distributions	3,965,736	31,045,883	3,354,058	27,937,771
	8,687,609	66,414,535	10,468,185	87,203,528
Shares repurchased	(18,469,147)	(140,963,662)	(13,643,942)	(113,915,958)
Net decrease	(9,781,538)	$(74,549,127)	(3,175,757)	$(26,712,430)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	17	$144
Shares issued in connection with
reinvestment of distributions	1,529	12,041	2,414	20,052
	1,529	12,041	2,431	20,196
Shares repurchased	(22,813)	(175,343)	(58,341)	(486,146)
Net decrease	(21,284)	$(163,302)	(55,910)	$(465,950)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	188,728	$1,473,551	215,821	$1,822,845
Shares issued in connection with
reinvestment of distributions	62,931	500,119	72,717	609,701
	251,659	1,973,670	288,538	2,432,546
Shares repurchased	(858,420)	(6,616,199)	(1,359,146)	(11,364,322)
Net decrease	(606,761)	$(4,642,529)	(1,070,608)	$(8,931,776)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	287,968	$2,128,110	131,034	$1,094,269
Shares issued in connection with
reinvestment of distributions	8,566	66,094	4,275	35,765
	296,534	2,194,204	135,309	1,130,034
Shares repurchased	(130,892)	(976,349)	(36,511)	(304,312)
Net increase	165,642	$1,217,855	98,798	$825,722

56 California Tax Exempt Income Fund

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,460,875	$42,089,584	8,051,335	$67,271,661
Shares issued in connection with
reinvestment of distributions	475,621	3,726,796	398,509	3,331,237
	5,936,496	45,816,380	8,449,844	70,602,898
Shares repurchased	(15,884,094)	(120,860,119)	(7,250,654)	(60,691,025)
Net increase (decrease)	(9,947,598)	$(75,043,739)	1,199,190	$9,911,873

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 9/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$28,379,838	$244,686,260	$270,753,621	$48,718	$2,312,477
Total Short-term
investments	$28,379,838	$244,686,260	$270,753,621	$48,718	$2,312,477

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

California Tax Exempt Income Fund 57

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	300
OTC total return swap contracts (notional)	$33,700,000
Centrally cleared total return swap contracts (notional)	$16,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$—	Payables	$359,295
Total		$—		$359,295

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$7,192,842	$(4,067,474)	$3,125,368
Total	$7,192,842	$(4,067,474)	$3,125,368

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(644,202)	$(21,908)	$(666,110)
Total	$(644,202)	$(21,908)	$(666,110)

58 California Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Morgan Stanley & Co.
	International PLC	Total
Assets:
OTC Total return swap contracts*#	$—	$—
Total Assets	$—	$—
Liabilities:
OTC Total return swap contracts*#	359,295	359,295
Total Liabilities	$359,295	$359,295
Total Financial and Derivative Net Assets	$(359,295)	$(359,295)
Total collateral received (pledged)†##	$(359,295)
Net amount	$—
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$(371,319)	$(371,319)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

California Tax Exempt Income Fund 59

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $649,714 as a capital gain dividend with respect to the taxable year ended September 30, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund has designated 99.38% of dividends paid from net investment income during the reporting period as tax exempt for federal income tax purposes.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

60 California Tax Exempt Income Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	83,790,639	4,552,776
Barbara M. Baumann	84,478,427	3,864,988
Katinka Domotorffy	84,557,381	3,786,034
Catharine Bond Hill	84,705,185	3,638,230
Kenneth R. Leibler	83,979,713	4,363,702
Jennifer Williams Murphy	84,708,328	3,635,088
Marie Pillai	84,621,893	3,721,523
George Putnam, III	83,843,857	4,499,559
Robert L. Reynolds	83,967,972	4,375,444
Manoj P. Singh	83,782,870	4,560,545
Mona K. Sutphen	84,460,314	3,883,101

All tabulations are rounded to the nearest whole number.

California Tax Exempt Income Fund 61

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

62 California Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

California Tax Exempt Income Fund 63

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

64 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2022	$88,381	$ —	$7,761	$ —
September 30, 2021	$92,324	$ —	$7,201	$ —

For the fiscal years ended September 30, 2022 and September 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $306,044 and $272,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2022	$ —	$298,283	$ —	$ —
September 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2022